DEFERRED AMOUNTS AND OTHER ASSETS	12 Months Ended
Dec. 31, 2013
DEFERRED AMOUNTS AND OTHER ASSETS
DEFERRED AMOUNTS AND OTHER ASSETS

13.      DEFERRED AMOUNTS AND OTHER ASSETS

December 31,	2013	2012
(millions of Canadian dollars)
Regulatory assets	1,172	1,123
Long-term portion of derivative assets (Note 23)	413	408
Affiliate long-term note receivable (Note 28)	185	182
Contractual receivables	356	303
Deferred financing costs	135	127
Other	401	318
	2,662	2,461

At December 31, 2013, deferred amounts of $307 million (2012 - $265 million) were subject to amortization and are presented net of accumulated amortization of $159 million (2012 - $123 million). Amortization expense for the year ended December 31, 2013 was $34 million (2012 - $25 million; 2011 - $20 million).